UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2005

East Penn Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-50330 (Commission File Number)	65-1172823 (IRS Employer Identification No.)

731 Chestnut Street, P.O Box 869, Emmaus, Pennsylvania	18049

(Address of principal executive offices)	(Zip Code)

(610) 965-5959
(Registrant’s telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EAST PENN FINANCIAL CORPORATION

CURRENT REPORT ON FORM 8-K

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 17, 2005, East Penn Financial Corporation (“Corporation”) issued a press release discussing its third quarter financial results. Attached hereto as Exhibit 99.1 is a copy of the Corporation’s press release dated October 17, 2005.

The information provided in this Current Report on Form 8-K, including the attached exhibit, is being provided pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 17, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 18, 2005	EAST PENN FINANCIAL CORPORATION (Registrant) /s/ Theresa M. Wasko Theresa M. Wasko Treasurer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO. 99.1	Press release, dated October 17, 2005, of East Penn Financial Corporation.	PAGE NO. IN MANUALLY SIGNED ORIGINAL 5